Contingencies and commitments	12 Months Ended
Dec. 31, 2012
Contingencies and commitments
Contingencies and commitments

16.                     Contingencies and commitments

Insurance matters

a.                            On December 5, 2012, Satmex renewed the in-orbit insurance policy for satellite Satmex 6, which expires on December 5, 2013, and provides coverage for $288 million. Satmex has the right to decrease the amount of insurance upon written notice to insurers prior to the effective date of the decreased amount of insurance. The insurance companies have the right to review the terms and conditions of the insurance policy, including the right to terminate the insurance coverage. Any uninsured loss of satellite Satmex 6 would have a material adverse effect on Satmex’s results of operations and financial position.

b.                            Satmex did not renew the in-orbit insurance policy for satellite Satmex 5 primarily because the satellites geostationary life will end in September 2013, and the condition of the satellite does not comply with the industry standards required by the terms and conditions of the insurance policy. Any uninsured loss of satellite Satmex 5 would have a material adverse effect on Satmex’s results of operations and financial condition.

c.                             The in-orbit insurance for satellite Solidaridad 2 was not renewed primarily because the satellite’s geostationary life ended in 2009. Any uninsured loss of satellite Solidaridad 2 would not have a material adverse effect on Satmex’s results of operations and financial condition.

Legal matters

d.                            The management of the Company is not aware of any material pending litigation against Satmex, nor are its assets subject to any legal action.

Commitments

e.                             Satmex entered into a contract with Space Systems/Loral, LLC (f/k/a Space Systems/Loral, Inc.) (“SSL”) and granted to SSL a usufruct right (a Mexican law concept that grants another person the right to use and benefit from another person’s property) over certain transponders on the satellite Satmex 5 and satellite Satmex 6 satellites, until the end of the life of such satellites. SSL was not required to post a bond related to the usufruct arrangement. In the event that Satmex or a new shareholder decides not to continue with the usufruct arrangement, SSL has the right to receive the higher of a percentage of the net sale value of Satmex 6 and Satmex 5 or an amount equal to the market value related to the transponders granted under the usufruct arrangement.

f.                              State Reserve - Under the orbital concessions granted by the Mexican federal government, Satmex must provide, at no charge, satellite capacity of approximately 362.88 MHz to the Mexican federal government in C- and Ku- bands.

g.                             On October 15, 1997, the Mexican government granted a property concession that relates to Satmex’s use of the land and buildings on which its satellite control centers are located and allows Satmex to base its ground station equipment within telecommunication facilities that belong to the Mexican government. Under such concession, Satmex is obligated to pay an annual fee, equivalent to 7.5% of the total value of the land, which is determined by appraisal experts assigned by the Mexican federal government.

For the year ended December 31, 2012 and for the periods from May 26, 2011 to December 31, 2011 (Successor Registrant), from January 1, 2011 to May 25, 2011 and for the year ended December 2010 (Predecessor Registrant), the fees paid were $496, $283, $224 and $479, respectively.

h.                            Satmex leases two floors in the building where its headquarters are located. The corresponding lease agreement establishes a mandatory period of five years and three months as of July 2008 and ending in September 2013. For the year ended December 31, 2012 and for the periods from May 26, 2011 to December 31, 2011 (Successor Registrant), from January 1, 2011 to May 25, 2011 and for the year ended December 2010 (Predecessor Registrant), rent expense was $520, $378, $125 and $494, respectively. The minimum future payments for the period ended September 30, 2013 is $396.

i.                                Future minimum revenues (“Contract Backlog”) due from customers under non-cancelable operating lease contracts, which include a penalty clause against customers in case of early termination, for transponder capacity on satellites in-orbit as of December 31, 2012, are as follows:

Years	Amounts

2013	$90,764
2014	41,640
2015	24,503
2016	13,128
2017	9,157
Thereafter	50,859

$230,051

Other matters

j.                               The teleport of Enlaces is housed at the primary control center of Satmex, which form part of a building complex that also houses equipment owned and used by the Mexican federal government’s teleport and mobile satellite services systems. On May 14, 2010, the SCT issued an amendment to the property concession granted on October 15, 1997, under which the Company may, with prior authorization from the SCT, lease or give under a commodatum (i.e., a rent-free lease) agreement, segments of the primary and alternate control centers to third parties as long as such segments are used for activities related to the subject matter of the property concession. This amendment allows the Company, among other things, to provide control and satellite operation services to other operators, with the prior authorization of the SCT; the Company filed an authorization request for Enlaces’ teleport to be housed at Satmex’s primary control center on May 17, 2010.  Such authorization is pending as of the date of the accompanying consolidated financial statements.  The teleport’s relocation would have an estimated cost of $6.8 million and would take approximately nine months.